Exhibit 10.3

THIRD AMENDMENT TO
OPERATING AGREEMENT OF
THE NEW YORK TIMES BUILDING LLC
(a New York limited liability company)

THIRD AMENDMENT TO OPERATING AGREEMENT OF THE NEW YORK TIMES BUILDING LLC (this “Amendment”) dated this  29th day of January, 2007 by and between FC EIGHTH AVE., LLC, a Delaware limited liability company, having an office at One MetroTech Center North, Brooklyn, New York 11201 (“FC Member”), and NYT REAL ESTATE COMPANY LLC, a New York limited liability company, having an office at 229 West 43rd Street, New York, New York 10036 (“NYTC Member”).

WHEREAS:

A.            FC Member and NYTC Member are members (the “Members”) in The New York Times Building LLC (the “Company”) and in connection therewith are parties to the Operating Agreement of the Company dated December 12, 2001, as amended by the First Amendment to the Operating Agreement of the Company dated as of June 25, 2004 and the Second Amendment to the Operating Agreement of the Company dated as of August 15, 2006 (the “Operating Agreement”);

B.            The Company is developing a certain building and improvements on the land known as and having a street address of 620 Eighth Avenue, New York, New York;

C.            On August 15, 2006, the Company subjected its interest in said land and improvements to the provisions of Article 9-B of the Real Property Law of the State of New York pursuant to that certain Declaration of Leasehold Condominium Establishing Plan of Leasehold Condominium Ownership of Premises Known as and Having a Street Address of 620 Eighth Avenue, New York, New York;

D.            FC Member, NYTC Member and the Company are indebted to Lender (as defined in the Loan Agreements) in a principal amount of up to $320,000,000.00 (the “Loan”) pursuant to the terms of a Building Loan Agreement and a Poject Loan Agreement each dated as of June 25, 2004, as each have been amended from time to time (collectively, the “Loan Agreements”);

E.             Concurrently with the execution of this Amendment, Lender is (i) together with FC Member, making certain modifications to the Loan, including but not limited to, increasing the loan amount by $60,000,000.00 (“New Loan”); (ii) releasing NYTC Member as a co-borrower on the Loan and releasing the lien of the Loan from the NYTC Units and (iii) waiving NYTC Member’s requirement to fund the NYTC Extension Loan.

As a result of all of the foregoing and certain other matters as hereinafter set forth, the Members desire to modify the Operating Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by both Members, the Members agree to modify the Operating Agreement as follows:

1.             Defined Terms.   All capitalized terms used herein shall have the same meaning ascribed to them in the Operating Agreement unless otherwise defined herein.

2.             NYTC Extension Loan.  The definition of NYTC Extension Loan is hereby deleted and all references to the NYTC Extension Loan in the Operating Agreement are hereby deleted in their entirety and the Members acknowledge that NYTC Member shall no longer have an obligation to make the NYTC Extension Loan as described in Section 6.03 of the Operating Agreement.

3.             True-Up Payment.  The Members acknowledge and agree that, simultaneously with the execution of this Amendment, FC Member has paid the True-Up Payment in full.

4.             Consent.  Attached hereto as Exhibit A is the Members’ Consent to the New Loan, the release of NYTC Member as a co-borrower under the loan, and the waiver of NYTC Member’s requirement to fund the NYTC Extension Loan.  The Members acknowledge and agree that, NYTC Member is not a co-borrower under the New Loan and shall have no liability to the Company or to FC Member for repayment of the New Loan.

5.             Operating Agreement Ratified.   In all other respects, except as modified hereby, the Operating Agreement remains unmodified and in full force and effect.

[the remainder of this page is intentionally blank]

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and date first above written.

FC EIGHTH AVE., LLC, a Delaware limited liability company

By:	FC 42 Hotel LLC, a Delaware limited liability company, its managing member

	By:	FCDT Corp., a New York corporation, its managing member

	By:	/s/ David L. Berliner
Name: David L. Berliner
Title: Sr. Vice President

NYT REAL ESTATE COMPANY LLC, a New York limited liability company

By:	/s/ Kenneth Richieri
Name: Kenneth Richieri
Title: Manager

Exhibit A

Members’ Consent

MEMBERS’ CONSENT

FC EIGHTH AVE., LLC, a Delaware limited liability company (“FC Member”) and NYT REAL ESTATE COMPANY LLC, a New York limited liability company (“NYTC Member”), being all of the members (the “Members”) of THE NEW YORK TIMES BUILDING LLC, a New York limited liability company (the “Company”), do hereby certify to CAPMARK FINANCE INC. (formerly known as GMAC Commercial Mortgage Corporation), as agent (“Lender”) that the following actions are consented to and approved and that said consent and approval is in full force and effect on the date hereof:

The Company and the Members are indebted to Lender in a principal amount of up to $320,000,000.00 (the “Loan”) pursuant to the terms of a Building Loan Agreement and a Project Loan Agreement each dated as of June 25, 2004, as each have been amended from time to time (collectively, the “Loan Agreements”).

The Company and the Members intend to enter into certain amendments to the terms of the Loan Agreements and execute other ancillary documents related to the Loan in order to, among other things, (i) release NYTC Member from the Loan as a co-borrower (the “NYTC Release Documents”), and (ii) increase the amount of the Loan by $60,000,000.00 (the “Loan Amendment Documents”, which Loan Amendment Documents are identified in Exhibit A attached hereto and, together with the NYTC Release Documents, are hereinafter referred to as the “Revised Documents”).

The Company is hereby authorized to enter into, execute and deliver the Revised Documents.

In furtherance of the foregoing, FC Member is hereby authorized, acting singly as the authorized agent of the Company, to enter into, execute and deliver the Revised Documents.

The Company is hereby authorized to enter into, execute and deliver all future amendments, renewals, increases and other changes that FC Member shall deem necessary or advisable in connection with or relating to the Loan, to the extent such future amendments, renewals, increases and other changes do not have any adverse financial effect or any other material adverse effect on NYTC Member (the “Future Amendments”).  Notwithstanding anything to the contrary contained herein, FC Member shall deliver to NYTC Member copies of all proposed Future Amendments at least five (5) Business Days prior to the execution thereof by FC Member pursuant to this consent.

In furtherance of the foregoing, FC Member is hereby authorized, acting singly as the authorized agent of the Company, to enter into, execute and deliver the Future Amendments and all other documents or instruments that FC Member shall deem necessary or advisable in connection with or relating to the Future Amendments.

The Members hereby ratify all past actions, if any, taken by the Company or FC Member in connection with the transactions described herein.

1.             The Articles of Organization of the Company filed on November 28, 2001 and Certificate of Amendment to such Articles of Organization which was filed with the Office of the Secretary of State of the State of New York on or about June 25, 2004, copies of which were delivered to Lender as of June 25, 2004, are in full force and effect and have not been further amended, modified or repealed as of the date hereof; and

2.             The (a) Operating Agreement of the Company dated as of December 12, 2001, (b) letter agreement dated as of April 8, 2004, (c) First Amendment to Operating Agreement dated as of June 25, 2004, copies of which were delivered to Lender as of June 25, 2004 and (d) the Second Amendment to Operating Agreement dated as of August 15, 2006 are in full force and effect and have not been further amended, modified or repealed as of the date hereof except by that certain Third Amendment to Operating Agreement dated on or about the date hereof.

[the remainder of the page is intentionally blank]

IN WITNESS WHEREOF, the undersigned have executed this Members’ Consent as of the 29th day of January, 2007.

FC EIGHTH AVE., LLC, a Delaware limited liability company
By:	FC 42 Hotel LLC, a Delaware limited liability company,
its managing member
	By:	FCDT Corp., a New York corporation,
its managing member
	By:	/s/ David L. Berliner
	Name:	David L. Berliner
	Title:	Sr. Vice President
NYT REAL ESTATE COMPANY LLC,
a New York limited liability company
By:	/s/ Kenneth Richieri
	Name:	Kenneth Richieri
	Title:	Manager

Exhibit A to the Members’ Consent

Loan Amendment Documents

1.             Amendment No. 4 to Building Loan Agreement by and among the Company, FC Member (the Company and FC Member are hereinafter collectively referred to as “Borrowers”), NYTC Member and Lender.

2.             Section 22 Affidavit.

3.             Amendment No. 3 to Project Loan Agreement by and among Borrowers, NYT Member and Lender.

4.             Ground Subleasehold Project Loan Mortgage, Assignment of Leases, Security Agreement and Subordination Agreement by Borrowers in favor of Lender.

5.             Project Loan Assignment of Leases and Rents by Borrowers to Lender.

6.             Project Loan Notes by Borrowers in favor of the following parties in the aggregate principal amount of $60,000,000:

(a)           Capmark Finance Inc. ($24,473,684.20)

(b)           Capmark Bank ($15,789,473.69)

(c)           Sumitomo Mitsui Banking Corporation (“SMBC”) ($19,736,842.11)

7.             Replacement Building Loan Notes by Borrowers in favor of the following parties in the aggregate principal amount of $170,529,479:

(a)           Capmark Finance Inc. ($69,558,076.97)

(b)           Capmark Bank ($44,876,178.68)

(c)           SMBC ($56,096,223.35)

8.             Replacement Project Loan Notes by Borrowers in favor of the following parties in the aggregate principal amount of $149,470,521:

(a)           Capmark Finance Inc. ($60,968,238.83)

(b)           Capmark Bank ($39,334,347.63)

(c)           SMBC ($49,167,934.54)

9.             Amendment to Side Letter re: Fees by and among Borrowers and Lender.

10.           Consent to Collateral Assignment and Subordination of Management Agreement (FC Office) by First New York Partners Management, LLC (“First New York”) and FC Member.

11.           Subordination of Management Agreement (Common Elements) by First New York.

12.           Side Letter re:  Change to Collection Accounts Agreement by and among Lender, Borrowers and JPMorgan Chase Bank, N.A. and related notices to tenants.

13.           First Amendment to Mortgage Spreader and Release Agreement (Building Loan Mortgage) between Borrowers and Lender, with Section 255 Affidavit.

14.           First Amendment to Mortgage Spreader and Release Agreement (Project Loan Mortgage) between Borrowers and Lender, with Section 255 Affidavit.

15.           First Amendment to Joinder Agreement by FC Member in favor of Lender.

16.           First Amendment to Conditional Collateral Assignment of Declarant’s Rights by FC Member in favor of Lender.

17.           The Reaffirmation of Guaranty and Consent to Restructuring (FC Guarantor) by Forest City Enterprises, Inc. in favor of Lender.

18.           Certification regarding Loan being In-Balance by the Company and FC Member.

19.           Assignment of Rents and Proceeds by The Board of Managers of The New York Times Building Condominium (the “Condo Board”) in favor of Lender.

20.           Various UCC-1 or UCC-3 Financing Statements reflecting the Company, FC Member, the Condo Board, as applicable, as debtor, and Lender, as secured party.